Exhibit 99.3
 Crane Currency acquisition announcement call  December 6, 2017

 Forward-Looking Statements - Disclaimer  2  » www.craneco.com  The information in this presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical information or statements about our current condition. You can identify forward-looking statements by the use of terms such as “believes,” “contemplates,” “expects,” “may,” “could,” “should,” “would,” or “anticipates,” other similar phrases, or the negatives of these terms. We have based the forward-looking statements relating to our operations on our current expectations, estimates and projections about us and the markets we serve. We caution you that these statements are not guarantees of future performance and involve risks and uncertainties. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what we have expressed or forecast in the forward-looking statements. Any differences could result from a variety of factors, including those detailed on Page 1 of our Annual Report on Form 10-K for 2016 and in our subsequent disclosures filed with the Securities and Exchange Commission.

 Crane Currency Acquisition  3  » www.craneco.com  Transaction Overview and Strategic Rationale  Financial Summary and Value Creation  Crane Currency Introduction  Summary

Acquisition Snapshot

CRANE

- **Agreement to purchase 100% of the equity of Crane & Co., Inc. ("Crane Currency")**
  - Fully integrated global supplier of banknotes and leader in security technology for currency
- **Purchase Price**
  - All cash transaction
  - $800 million on a "cash free" and "debt free" basis
  - Approximately 8.5x 2017E adjusted EBITDA*
- **Financing**
  - Combination of cash on hand and additional debt
  - Commitments in place to cover 100% of required financing
- **Contingent upon regulatory approvals and other customary conditions**

Expect to Close First Quarter 2018

* Please see non-GAAP Financial Measures tables for details.

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Combination of Two Historic Companies

CRANE

CRANE		CRANE CURRENCY
1855	**Founded**	1801
Stamford	**Headquarters**	Boston
Foundry based business in Chicago	**Began as**	Paper mills in New England
Global, diversified manufacturer of highly engineered industrial products	**Today**	Global, fully integrated supplier of banknotes; full portfolio of security solutions
~11,000 Employees 150 Locations globally	**Employees**	~1,100 Employees Sales in ~50 countries

Nearly 380 Years of Combined History

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 Significant Value Creation  * Based on the midpoint of 2017 and 2018 EPS guidance, excluding Special Items. Please see non-GAAP Financial Measures tables for details.    Further Upside Possible from Additional Capital Deployment    Acquisition Provides Path to Better Than 10% Adjusted EPS CAGRfor Next Several Years    Accretion from Acquisition  5.10  10%+ EPS CAGR

 Sophisticated Technology  Highly Engineered Solutions

   Long History of Acquisitions  Substantial Addition to Our Portfolio  2nd Largest Acquisition in Crane Co.'s History

 Experienced Acquirer in the P&MT Space    1985  1997  1999  2000  2006  2010  2013  2017

 Track Record of Success  * Excludes Special Items. Please see non-GAAP Financial Measures tables for details.  Successful M&A Execution Track Record    Payment & Merchandising Technologies  ~1900 bps Improvement

 Crane Currency Acquisition  11  » www.craneco.com  Transaction Overview and Strategic Rationale  Financial Summary and Value Creation  Crane Currency Introduction  Summary

Guidance Update

CRANE

- **Reaffirming 2017 adjusted EPS guidance**
  - GAAP EPS of $4.38-$4.48 (was $4.41-$4.51) given incremental transaction related costs
  - Adjusted* EPS of $4.45-$4.55
- **Introducing preliminary 2018 EPS guidance**
  - Core sales +2% to +4%
  - EPS of $4.85-$5.05, excluding any potential impact from pending Crane Currency acquisition
  - Segment details to be provided on the Q4 earnings call

On-Track for 2017; Expect Accelerating Core Sales in 2018

* Excludes Special Items. Please see non-GAAP Financial Measures tables for details.

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Key Transaction Details and Metrics

CRANE

- **$800 million purchase price on a cash free/debt free basis**
  - 2017E adjusted EBITDA* of ~$94 million and Sales ~$500 million
  - Represents ~8.5x 2017 adjusted EBITDA
  - Meets all strategic and financial M&A criteria
- **Expect $0.15 EPS accretion in Year 1, excluding Special Items**
  - $1.00 EPS accretion by 2021, excluding Special Items
- **Already planning for growth and productivity investments**
  - Completion of new world-class banknote printing facility in Malta
  - Accelerating investment in security products
  - Site improvements at other facilities

Attractive Multiple and Compelling Value Creation

* Please see non-GAAP Financial Measures tables for details.

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Capital Allocation

CRANE

- Target 2x–3x adjusted debt to EBITDA
- Expect to be disciplined and maintain current investment grade rating
- Near-term:
  - No repurchases
  - Retain bolt-on M&A flexibility, particularly outside U.S.
- Medium-term:
  - Acquisition gives Crane better scale, and more flexibility for capital deployment



Adjusted Debt to EBITDA*
4x
3x
2x
1x
0x
2.7x
3.4x
3.1x
2.7x
2017E
2017PF
2018E
2019E

Expect to De-Lever Rapidly via Short-term Debt Repayment and EBITDA Growth

* Company forecasts based on rating agency methodologies.

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 Flexibility for Capital Deployment  Additional Value Creation Potential    2018–2021 Capital Deployment    ~$1.5B Available for M&A and/or Repurchases while Retaining Investment Grade Credit Metrics

 P&MT Segment Post-Acquisition  Crane Currency Nearly as Large as CPI    Payment & Merchandising Technologies (2017E Sales of ~$770M)    Payment & Merchandising Technologies(2017E Pro Forma Sales of ~$1.3B)

Crane Co. Post-Acquisition

CRANE

Crane Co. (2017E Sales of ~$2.8B)


Engineered Materials
10%
Fluid Handling
37%
Aerospace & Electronics
25%
28%
Payment & Merchandising Technologies

Crane Co. Post-Transaction (2017E Pro Forma Sales of ~$3.3B)


Engineered Materials
8%
Fluid Handling
31%
Aerospace & Electronics
21%
39%
Payment & Merchandising Technologies

Portfolio Increasingly Positioned for Growth

» www.craneco.com 17

 Crane Currency Acquisition  18  » www.craneco.com  Transaction Overview and Strategic Rationale  Financial Summary and Value Creation  Crane Currency Introduction  Summary

Crane Currency at a Glance

CRANE

- **Fully integrated global currency provider**
  - » Banknote design
  - » Substrate manufacturing
  - » Banknote printing
  - » Security technologies
- **2017E Sales**
  - » ~1/3 U.S. vs. ~2/3 International



One of Three Global Fully Integrated Providers

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Strong Position in Attractive Market  2nd Largest Player in Served Market    ~$4.4 Billion Addressable Market  Currency Security Features  CurrencySubstrate  BanknotePrinting  Bill and Coin Validation

   Global Banknote Issuance is a Steady Growth Market  Banknote Production Continues to Grow  Source: Company and industry research  Expect Market Trends to Remain Favorable  4.5% CAGR

   Growing Demand for Advanced Security Features  Security Content Per Note is Growing  Security Features Expected to Drive Revenue Growth  Across more and more denominationsBecoming larger proportion of total banknote spend    Illustrative Cost Structure Per Note  35%+    2x Increase

 Crane Currency Has Transformed Itself  *Purchased Swedish Substrate Mill  From Substrate to a Leader in Design, Printing, and Security  ~13% Sales CAGR  68  ~500

 Pioneer in Micro-Optics  Security Portfolio Provides Path to Growth    Global Industry Leader in Micro-Optic Security  Security built into substrate and/or added at printSecurity features increasingly added to smaller denomination notesFull portfolio of micro-optic solutions with numerous optionsNever been successfully counterfeited

 Summary  More to Come on March 1 at Investor Day…  2nd largest deal in our history Extremely attractive metrics and value creationHighly engineered solutions for a growth marketGreat adjacency to existing Payment business

 Appendix  26  » www.craneco.com  Non-GAAP Information

 Non-GAAP Explanation  27  » www.craneco.com  Certain non-GAAP measures have been provided to facilitate comparison with the prior year.The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management believes that non-GAAP financial measures which exclude certain non-recurring items present additional useful comparisons between current results and results in prior operating periods, providing investors with a clearer view of the underlying trends of the business. Management also uses these non-GAAP financial measures in making financial, operating, planning and compensation decisions and in evaluating the Company's performance. Non-GAAP financial measures, which may be inconsistent with similarly captioned measures presented by other companies, should be viewed in addition to, and not as a substitute for, the Company’s reported results prepared in accordance with GAAP.

 Non-GAAP Financial Measures  28  » www.craneco.com

 Non-GAAP Financial Measures  29  » www.craneco.com

 Non-GAAP Financial Measures  30  » www.craneco.com